Exhibit 10.9

Execution Version

1.25 LIEN PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT, dated as of October 31, 2019 (as restated, amended, modified or supplemented from time to time, this “Agreement”), is given by K. HOVNANIAN ENTERPRISES, INC., a California corporation (the “Issuer”), HOVNANIAN ENTERPRISES, INC., a Delaware corporation (“Hovnanian”), each of the undersigned parties listed on SCHEDULE A hereto AND EACH OF THE OTHER PERSONS AND ENTITIES THAT BECOME BOUND HEREBY FROM TIME TO TIME BY JOINDER, ASSUMPTION OR OTHERWISE (together with the Issuer and Hovnanian, each a “Pledgor” and collectively the “Pledgors”), as a Pledgor of the equity interests in the Companies (as defined herein), as more fully set forth herein, to WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as the collateral agent (in such capacity, the “1.25 Lien Collateral Agent”) for the benefit of itself and the Secured Parties (as defined below), and Wilmington Trust, National Association, as Joint First Lien Collateral Agent (as defined below).

WHEREAS, the Issuer, Hovnanian and each of the other guarantors party thereto are, concurrently herewith, entering into the Indenture dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Indenture”) with Wilmington Trust, National Association, as trustee (in such capacity, the “Trustee”) and the 1.25 Lien Collateral Agent, pursuant to which the Issuer is issuing the 10.5% Senior Secured 1.25 Lien Notes due 2026 (including any additional notes from time to time issued under the Indenture, the “Secured Notes”) upon the terms and subject to the conditions set forth therein;

WHEREAS, concurrently with the execution of the Indenture, the Issuer, Hovnanian, each of the other Pledgors and the 1.25 Lien Collateral Agent are entering into the First Lien Collateral Agency Agreement, dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Collateral Agency Agreement”) pursuant to which the Issuer and the 1.25 Lien Collateral Agent, among others, are appointing Wilmington Trust, National Association as the joint collateral perfection agent and gratuitous bailee for the benefit of, and on behalf of the collateral agents party thereto and the holders of the Secured Notes, the Secured Notes (as defined in the 1.125 Lien Security Agreement) and the Secured Notes (as defined in the 1.5 Lien Security Agreement), certain other secured notes which may be issued from time to time in accordance with the Indenture and for the lenders and collateral agent under the Senior Credit Agreement (as defined below) (in such capacity, the “Joint First Lien Collateral Agent”) solely for the purpose of perfecting the Liens granted under the First Lien Collateral Documents (as defined in the First Lien Intercreditor Agreement (as defined below));

WHEREAS, concurrently with the execution of the Indenture, the Issuer, Hovnanian and each of the other Guarantors party thereto are entering into the Credit Agreement, dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Senior Credit Agreement”), with Wilmington Trust, National Association, in its capacities as administrative agent and as collateral agent (in such capacities, the “Senior Credit Agreement Administrative Agent”) and the lenders from time to time party thereto;

WHEREAS, concurrently with the execution of the Indenture, each Senior Collateral Agent referenced therein, the Issuer, Hovnanian, the other Grantors party thereto, and each Junior Collateral Agent referenced therein, among others, are entering into the Second Amended and Restated Intercreditor Agreement dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Second Lien Intercreditor Agreement”);

WHEREAS, concurrently herewith, the Issuer, Hovnanian, the other Grantors party thereto, each First Lien Collateral Agent referenced therein and the Joint First Lien Collateral Agent are entering into the First Lien Intercreditor Agreement (as amended, supplemented, amended and restated or otherwise modified from time to time, the “First Lien Intercreditor Agreement”), dated as of the date hereof;

WHEREAS, in connection with the Indenture, the Pledgors are required to execute and deliver this Agreement to secure their obligations with respect to the Indenture and the Secured Notes; and

WHEREAS, each Pledgor owns the outstanding capital stock, shares, securities, member interests, partnership interests and other ownership interests of the Companies.

NOW, THEREFORE, in consideration of the premises and to induce the holders to purchase the Secured Notes, each Pledgor hereby agrees with the 1.25 Lien Collateral Agent, for the ratable benefit of the Secured Parties, as follows:

1.     Defined Terms.

(a)     Except as otherwise expressly provided herein, capitalized terms used in this Agreement (including the recitals above) shall have the respective meanings assigned to them in the Indenture and any other applicable Noteholder Document or, if not defined herein or therein, in the First Lien Intercreditor Agreement. Where applicable and except as otherwise expressly provided herein, terms used herein (whether or not capitalized) that are defined in Article 8 or Article 9 of the Uniform Commercial Code as enacted in the State of New York, as amended from time to time (the “Code”), and are not otherwise defined herein, in the Indenture and any other applicable Noteholder Document or in the First Lien Intercreditor Agreement shall have the same meanings herein as set forth therein.

(b)     “1.125 Lien Indenture” shall mean the Indenture, dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time), by and among the Issuer, Hovnanian, each of the other guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent, pursuant to which the Issuer is issuing the 7.75% Senior Secured 1.125 Lien Notes due 2026 upon the terms and conditions set forth therein.

(c)     “1.125 Lien Security Agreement” shall mean the Security Agreement, dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time), by and among the Issuer, Hovnanian, the Grantors party thereto in favor of the 1.125 Lien Collateral Agent (as defined therein), entered into in connection with the 1.125 Lien Indenture.

(d)     “1.5 Lien Indenture” shall mean the Indenture, dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time), by and among the Issuer, Hovnanian, each of the other guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent, pursuant to which the Issuer is issuing the 11.25% Senior Secured 1.5 Lien Notes due 2026 upon the terms and conditions set forth therein.

(e)     “1.5 Lien Security Agreement” shall mean the Security Agreement, dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time), by and among the Issuer, Hovnanian, the Grantors party thereto in favor of the 1.5 Lien Collateral Agent (as defined therein), entered into in connection with the 1.5 Lien Indenture.

(f)     “Company” shall mean individually each Restricted Subsidiary, and “Companies” shall mean, collectively, all Restricted Subsidiaries.

(g)     “JV Holding Company” shall have the meaning specified for such term in the Indenture.

(h)     “Law” shall mean any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, opinion, release, ruling, order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award of or settlement agreement with any Official Body.

(i)     “Margin Stock” shall have the meaning specified in Section 4(a).

(j)     “Noteholders” shall mean the collective reference to the “Holder” or “Holder of Notes” (as defined in the Indenture) of the Secured Notes.

(k)     “Noteholder Collateral Document” shall mean any agreement, document or instrument pursuant to which a Lien is granted by the Issuer or any Guarantor to secure any Secured Obligations or under which rights or remedies with respect to any such Liens are governed, as the same may be amended, restated or otherwise modified from time to time.

(l)     “Noteholder Documents” shall mean collectively (a) the Indenture, the Secured Notes and the Noteholder Collateral Documents and (b) any other related document or instrument executed and delivered pursuant to any Noteholder Document described in clause (a) above evidencing or governing any Secured Obligations as the same may be amended, restated or otherwise modified from time to time.

(m)     “Official Body” shall mean any national, federal, state, local or other governmental or political subdivision or any agency, authority, board, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

(n)     “Perfection Certificate” shall mean with respect to any Pledgor, a certificate substantially in the form of Exhibit C to the Security Agreement, completed and supplemented with the schedules contemplated thereby, and signed by an officer of such Pledgor.

(o)     “Pledged Collateral” shall mean and include the following with respect to each Company: (i) the capital stock, shares, securities, investment property, member interests, partnership interests, warrants, options, put rights, call rights, similar rights, and all other ownership or participation interests, in any Company and any JV Holding Company owned or held by any Pledgor at any time including those in any Company hereafter formed or acquired, (ii) all rights and privileges pertaining thereto, including without limitation, all present and future securities, shares, capital stock, investment property, dividends, distributions and other ownership interests receivable in respect of or in exchange for any of the foregoing, all present and future rights to subscribe for securities, shares, capital stock, investment property or other ownership interests incident to or arising from ownership of any of the foregoing, all present and future cash, interest, stock or other dividends or distributions paid or payable on any of the foregoing, and all present and future books and records (whether paper, electronic or any other medium) pertaining to any of the foregoing, including, without limitation, all stock record and transfer books and (iii) whatever is received when any of the foregoing is sold, exchanged, replaced or otherwise disposed of, including all proceeds, as such term is defined in the Code, thereof; provided, however, that notwithstanding any of the other provisions set forth in this Agreement, this Agreement shall not constitute a grant of a security interest in, and the Pledged Collateral shall not include, (i) any property or assets constituting “Excluded Property” (as defined in the Indenture and any other applicable Noteholder Document) or (ii) any property to the extent that such grant of a security interest is prohibited by any applicable Law of an Official Body, requires a consent not obtained of any Official Body pursuant to such Law or is prohibited by, or constitutes a breach or default under or results in the termination of or gives rise to any right of acceleration, modification or cancellation or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property or, in the case of any Investment Property, or Pledged Note, any applicable shareholder or similar agreement governing such Investment Property, or Pledged Note except to the extent that such Law or the term in such contract, license, agreement, instrument or other document or shareholder or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable Law including Sections 9-406, 9-407, 9-408 or 9-409 of the New York UCC (or any successor provision or provisions). The 1.25 Lien Collateral Agent agrees that, at any Pledgor’s reasonable request and expense, it will provide such Pledgor confirmation that the assets described in this paragraph are in fact excluded from the Pledged Collateral during such limited period only upon receipt of an Officers’ Certificate or an Opinion of Counsel to that effect.

(p)     “Secured Obligations” shall mean all Indebtedness and other Obligations under, and as defined in, the Indenture, the Secured Notes, the Guarantees and the related Noteholder Documents, in each case, together with any extensions, renewals, replacements or refundings thereof and all costs and expenses of enforcement and collection, including reasonable attorney’s fees, expenses and disbursements.

(q)     “Secured Parties” shall mean the collective reference to the Joint First Lien Collateral Agent, the Trustee, the 1.25 Lien Collateral Agent and the Noteholders.

(r)     “Security Agreement” shall mean the 1.25 Lien Security Agreement dated as of the date hereof among the Issuer, Hovnanian and certain of their respective subsidiaries and the 1.25 Lien Collateral Agent, as amended, supplemented, amended and restated or otherwise modified from time to time, entered into in connection with the Indenture.

2.     Grant of Security Interests.

(a)     To secure on a first priority perfected basis the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all Secured Obligations, in full, each Pledgor hereby grants to the 1.25 Lien Collateral Agent a continuing first priority security interest under the Code in and hereby pledges to the 1.25 Lien Collateral Agent, in each case for its benefit and the ratable benefit of the Secured Parties, all of such Pledgor’s now existing and hereafter acquired or arising right, title and interest in, to, and under the Pledged Collateral, whether now or hereafter existing and wherever located, subject only to Permitted Liens.

(b)     Upon the execution and delivery of this Agreement, each Pledgor shall deliver to and deposit with the Joint First Lien Collateral Agent (or with a Person designated by the Joint First Lien Collateral Agent to hold the Pledged Collateral on behalf of the Joint First Lien Collateral Agent) in pledge, all of such Pledgor’s certificates, instruments or other documents comprising or evidencing the Pledged Collateral, together with undated stock powers or similar transfer documents signed in blank by such Pledgor. In the event that any Pledgor should ever acquire or receive certificates, securities, instruments or other documents evidencing the Pledged Collateral, such Pledgor shall deliver to and deposit with the Joint First Lien Collateral Agent in pledge, all such certificates, securities, instruments or other documents which evidence the Pledged Collateral.

3.     Further Assurances.

Prior to or concurrently with the execution of this Agreement, and thereafter at any time and from time to time, subject to the terms of the First Lien Intercreditor Agreement and the Collateral Agency Agreement, each Pledgor (in its capacity as a Pledgor and in its capacity as a Company) shall execute and deliver to the 1.25 Lien Collateral Agent all financing statements, continuation financing statements, assignments, certificates and documents of title, affidavits, reports, notices, schedules of account, letters of authority, further pledges, powers of attorney and all other documents (collectively, the “Security Documents”) as may be required under applicable law to perfect and continue perfecting and to create and maintain the first priority status of the 1.25 Lien Collateral Agent’s security interest in the Pledged Collateral, subject only to Permitted Liens and to fully consummate the transactions contemplated under this Agreement. Each Pledgor shall record any one or more financing statements under the applicable Uniform Commercial Code with respect to the pledge and security interest herein granted. Each Pledgor hereby irrevocably makes, constitutes and appoints the 1.25 Lien Collateral Agent or Joint First Lien Collateral Agent (and any of the 1.25 Lien Collateral Agent’s or Joint First Lien Collateral Agent’s officers or employees or agents designated by the 1.25 Lien Collateral Agent or the Joint First Lien Collateral Agent, as applicable) as such Pledgor’s true and lawful attorney with power to sign the name of such Pledgor on all or any of the Security Documents which, pursuant to applicable law, must be executed, filed, recorded or sent in order to perfect or continue perfecting the 1.25 Lien Collateral Agent’s security interest in the Pledged Collateral in any jurisdiction. Such power, being coupled with an interest, is irrevocable until all of the Secured Obligations have been indefeasibly paid, in cash, in full.

4.     Representations and Warranties.

Each Pledgor hereby, jointly and severally, represents and warrants to the 1.25 Lien Collateral Agent as follows:

(a)     The Pledged Collateral of such Pledgor does not include Margin Stock. “Margin Stock” as used in this clause (a) shall have the meaning ascribed to such term by Regulation U of the Board of Governors of the Federal Reserve System of the United States;

(b)     The Pledgor has and will continue to have (or, in the case of after-acquired Pledged Collateral, at the time such Pledgor acquires rights in such Pledged Collateral, will have and will continue to have), title to its Pledged Collateral, free and clear of all Liens other than Permitted Liens;

(c)     The capital stock, shares, securities, member interests, partnership interests and other ownership interests constituting the Pledged Collateral of such Pledgor have been duly authorized and validly issued to such Pledgor, are fully paid and nonassessable and constitute one hundred percent (100%) of the issued and outstanding capital stock, member interests or partnership interests of each Company;

(d)     Upon the completion of the filings and other actions specified on Schedule B attached hereto, the security interests in the Pledged Collateral granted hereunder by such Pledgor shall be valid, perfected and of first priority, subject to the Lien of no other Person (other than Permitted Liens);

(e)     There are no restrictions upon the transfer of the Pledged Collateral (other than restrictions that have been waived pursuant to Section 24 hereof) and such Pledgor has the power and authority and unencumbered right to transfer the Pledged Collateral owned by such Pledgor free of any Lien (other than Permitted Liens) and without obtaining the consent of any other Person;

(f)     Such Pledgor has all necessary power to execute, deliver and perform this Agreement;

(g)     This Agreement has been duly executed and delivered and constitutes the valid and legally binding obligation of each Pledgor, enforceable in accordance with its terms, except to the extent that enforceability of this Agreement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the enforceability of creditors’ rights generally or limiting the right of specific performance;

(h)     Neither the execution or delivery by each Pledgor of this Agreement, nor the compliance with the terms and provisions hereof, will violate any provision of any Law or conflict with or result in a breach of any of the terms, conditions or provisions of any judgment, order, injunction, decree or ruling of any Official Body to which any Pledgor or any of its property is subject or any provision of any material agreement or instrument to which Pledgor is a party or by which such Pledgor or any of its property is bound;

(i)     Each Pledgor’s exact legal name is as set forth on such Pledgor’s signature page hereto;

(j)     The jurisdiction of incorporation, formation or organization, as applicable, of each Pledgor is as set forth on Schedule 1(a) or Schedule 1(b) to the Perfection Certificate;

(k)     Such Pledgor’s chief executive office is as set forth on Schedule 2(a) to the Perfection Certificate; and

(l)     All rights of such Pledgor in connection with its ownership of each of the Companies are evidenced and governed solely by the stock certificates, instruments or other documents (if any) evidencing ownership of each of the Companies and the organizational documents of each of the Companies, and no shareholder, voting, or other similar agreements are applicable to any of the Pledged Collateral or any of any Pledgor’s rights with respect thereto, and no such certificate, instrument or other document provides that any member interest, partnership interest or other intangible ownership interest in any limited liability company or partnership constituting Pledged Collateral is a “security” within the meaning of and subject to Article 8 of the Code, except pursuant to Section 5(f) hereof; and the organizational documents of each Company contain no restrictions (other than restrictions that have been waived pursuant to Section 24 hereof) on the rights of shareholders, members or partners other than those that normally would apply to a company organized under the laws of the jurisdiction of organization of each of the Companies.

5.     General Covenants.

Each Pledgor, jointly and severally, hereby covenants and agrees as follows:

(a)     Each Pledgor shall do all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Pledged Collateral; and each Pledgor shall be responsible for the risk of loss of, damage to, or destruction of the Pledged Collateral owned by such Pledgor, unless such loss is the result of the gross negligence or willful misconduct of the 1.25 Lien Collateral Agent or the Joint First Lien Collateral Agent;

(b)     Each Pledgor shall appear in and defend any action or proceeding of which such Pledgor is aware which could reasonably be expected to affect, in any material respect, any Pledgor’s title to, or the 1.25 Lien Collateral Agent’s interest in, the Pledged Collateral or the proceeds thereof;

(c)     The books and records of each of the Pledgors and Companies, as applicable, shall disclose the 1.25 Lien Collateral Agent’s security interest in the Pledged Collateral contemplated by this Agreement;

(d)     To the extent, following the date hereof, any Pledgor acquires capital stock, shares, securities, member interests, partnership interests, investment property and other ownership interests of any of the Companies or any other Restricted Subsidiary or any of the rights, property or securities, shares, capital stock, member interests, partnership interests, investment property or any other ownership interests described in the definition of Pledged Collateral with respect to any of the Companies or any other Restricted Subsidiary, all such ownership interests shall be subject to the terms hereof and, upon such acquisition, shall be deemed to be hereby pledged to the 1.25 Lien Collateral Agent; and each Pledgor thereupon, in confirmation thereof, shall promptly deliver all such securities, shares, capital stock, member interests, partnership interests, investment property and other ownership interests (to the extent such items are certificated), to the Joint First Lien Collateral Agent, together with undated stock powers or other similar transfer documents, and all such control agreements, financing statements, and any other documents necessary to implement the provisions and purposes of this Agreement or as the Joint First Lien Collateral Agent may request related thereto;

(e)     Each Pledgor shall notify the 1.25 Lien Collateral Agent in writing within thirty (30) calendar days after any change in any Pledgor’s chief executive office address, legal name, or state of incorporation, formation or organization; and

(f)     During the term of this Agreement, no Pledgor shall permit or cause any Company which is a limited liability company or a limited partnership to (and no Pledgor (in its capacity as Company) shall) issue any certificates evidencing the ownership interests of such Company and elect to treat any ownership interests as securities that are subject to Article 8 of the Code unless such securities are immediately delivered to the Joint First Lien Collateral Agent upon issuance, together with all evidence of such election and issuance and all Security Documents as set forth in Section 3 hereof.

6.     Other Rights With Respect to Pledged Collateral.

In addition to the other rights with respect to the Pledged Collateral granted to the 1.25 Lien Collateral Agent hereunder, at any time and from time to time, after and during the continuation of an Event of Default, the 1.25 Lien Collateral Agent, at its option and at the expense of the Pledgors, may, subject to the First Lien Intercreditor Agreement, the Collateral Agency Agreement and any other intercreditor agreement entered into in connection with Indebtedness permitted under the Indenture and any other applicable Noteholder Document: (a) transfer into its own name, or into the name of its nominee, all or any part of the Pledged Collateral, thereafter receiving all dividends, income or other distributions upon the Pledged Collateral; (b) take control of and manage all or any of the Pledged Collateral; (c) apply to the payment of any of the Secured Obligations, whether any be due and payable or not, any moneys, including cash dividends and income from any Pledged Collateral, now or hereafter in the hands of the 1.25 Lien Collateral Agent or the Joint First Lien Collateral Agent, or any Affiliate of the 1.25 Lien Collateral Agent or Joint First Lien Collateral Agent, on deposit or otherwise, belonging to any Pledgor, as the 1.25 Lien Collateral Agent in its sole discretion shall determine; and (d) do anything which any Pledgor is required but fails to do hereunder. The 1.25 Lien Collateral Agent shall endeavor to provide the Issuer with notice at or about the time of the exercise of its rights pursuant to the preceding sentence, provided that the failure to provide such notice shall not in any way compromise or adversely affect the exercise of any rights or remedies hereunder.

7.     Additional Remedies Upon Event of Default.

Upon the occurrence of any Event of Default and while such Event of Default shall be continuing, the 1.25 Lien Collateral Agent shall have, in addition to all rights and remedies of a secured party under the Code or other applicable Law, and in addition to its rights under Section 6 above and under the other Noteholder Documents, the following rights and remedies, in each case subject to the First Lien Intercreditor Agreement, the Collateral Agency Agreement and any other intercreditor agreement entered into in connection with Indebtedness permitted under the Indenture and any other applicable Noteholder Document:

(a)     The 1.25 Lien Collateral Agent may, after ten (10) days’ advance notice to a Pledgor, sell, assign, give an option or options to purchase or otherwise dispose of such Pledgor’s Pledged Collateral or any part thereof at public or private sale, at any of the 1.25 Lien Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the 1.25 Lien Collateral Agent may deem commercially reasonable. Each Pledgor agrees that ten (10) days’ advance notice of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The 1.25 Lien Collateral Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The 1.25 Lien Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor recognizes that the 1.25 Lien Collateral Agent may be compelled to resort to one or more private sales of the Pledged Collateral to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities, shares, capital stock, member interests, partnership interests, investment property or ownership interests for their own account for investment and not with a view to the distribution or resale thereof.

(b)     The proceeds of any collection, sale or other disposition of the Pledged Collateral, or any part thereof, shall be applied against the Secured Obligations, whether or not all the same be then due and payable, as provided in the First Lien Intercreditor Agreement. The 1.25 Lien Collateral Agent shall incur no liability as a result of the sale of the Pledged Collateral, or any part thereof, at any private sale pursuant to this Section 7 conducted in accordance with the requirements of applicable laws. Each Pledgor hereby waives any claims against the 1.25 Lien Collateral Agent and the other Secured Parties arising by reason of the fact that the price at which the Pledged Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the 1.25 Lien Collateral Agent accepts the first offer received and does not offer the Pledged Collateral to more than one offeree, provided that such private sale is conducted in accordance with applicable laws and this Agreement. Each Pledgor hereby agrees that in respect of any sale of any of the Pledged Collateral pursuant to the terms hereof, the 1.25 Lien Collateral Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable laws, or in order to obtain any required approval of the sale or of the purchaser by any governmental authority or official, nor shall the 1.25 Lien Collateral Agent be liable or accountable to any Pledgor for any discount allowed by reason of the fact that such Pledged Collateral is sold in compliance with any such limitation or restriction.

8.     1.25 Lien Collateral Agent’s Duties.

The powers conferred on the 1.25 Lien Collateral Agent hereunder are solely to protect its interest (on behalf of itself and the Secured Parties) in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, the 1.25 Lien Collateral Agent shall have no duty as to any Pledged Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral.

9.     Additional Pledgors.

It is anticipated that additional persons may from time to time become Subsidiaries of the Issuer or a Guarantor, each of whom will be required to join this Agreement as a Pledgor hereunder to the extent that such new Subsidiary is required to become a Guarantor under the Indenture and applicable Noteholder Documents and owns equity interests in any other Person that is a Restricted Subsidiary. It is acknowledged and agreed that such new Subsidiaries of the Issuer or a Guarantor may become Pledgors hereunder and will be bound hereby simply by executing and delivering to the 1.25 Lien Collateral Agent a Supplemental Indenture (in the form of Exhibit B to the Indenture) and a Joinder Agreement in the form of Exhibit B to the Security Agreement. No notice of the addition of any Pledgor shall be required to be given to any pre-existing Pledgor, and each Pledgor hereby consents thereto.

10.     No Waiver; Cumulative Remedies.

No failure to exercise, and no delay in exercising, on the part of the 1.25 Lien Collateral Agent, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any further exercise thereof or the exercise of any other right, power or privilege. No waiver of a single Event of Default shall be deemed a waiver of a subsequent Event of Default. The remedies herein provided are cumulative and not exclusive of any remedies provided under the other Noteholder Documents or by Law, rule or regulation and the 1.25 Lien Collateral Agent may enforce any one or more remedies hereunder successively or concurrently at its option. Each Pledgor waives any right to require the 1.25 Lien Collateral Agent to proceed against any other Person or to exhaust any of the Pledged Collateral or other security for the Secured Obligations or to pursue any remedy in the 1.25 Lien Collateral Agent’s power.

11.     Waivers.

Each Pledgor hereby waives any and all defenses which any Pledgor may now or hereafter have based on principles of suretyship, impairment of collateral, or the like and each Pledgor hereby waives any defense to or limitation on its obligations under this Agreement arising out of or based on any event or circumstance referred to in the immediately preceding Section hereof. Without limiting the generality of the foregoing and to the fullest extent permitted by applicable law, each Pledgor hereby further waives each of the following:

(i)     All notices, disclosures and demands of any nature which otherwise might be required from time to time to preserve intact any rights against such Pledgor, including the following: any notice of any event or circumstance described in the immediately preceding Section hereof; any notice required by any law, regulation or order now or hereafter in effect in any jurisdiction; any notice of nonpayment, nonperformance, dishonor, or protest under any Noteholder Document or any of the Secured Obligations; any notice of the incurrence of any Secured Obligation; any notice of any default or any failure on the part of such Pledgor or the Issuer or any other Person to comply with any Noteholder Document or any of the Secured Obligations or any requirement pertaining to any direct or indirect security for any of the Secured Obligations; and any notice or other information pertaining to the business, operations, condition (financial or otherwise), or prospects of the Issuer or any other Person;

(ii)     Any right to any marshalling of assets, to the filing of any claim against such Pledgor or the Issuer or any other Person in the event of any bankruptcy, insolvency, reorganization, or similar proceeding, or to the exercise against such Pledgor or the Issuer, or any other Person of any other right or remedy under or in connection with any Noteholder Document or any of the Secured Obligations or any direct or indirect security for any of the Secured Obligations; any requirement of promptness or diligence on the part of the 1.25 Lien Collateral Agent, the Trustee, the Joint First Lien Collateral Agent, the Noteholders or any other Person; any requirement to exhaust any remedies under or in connection with, or to mitigate the damages resulting from default under, any Noteholder Document or any of the Secured Obligations or any direct or indirect security for any of the Secured Obligations; any benefit of any statute of limitations; and any requirement of acceptance of this Agreement or any other Noteholder Document, and any requirement that any Pledgor receive notice of any such acceptance; and

(iii)     Any defense or other right arising by reason of any Law now or hereafter in effect in any jurisdiction pertaining to election of remedies (including anti-deficiency laws, “one action” laws, or the like), or by reason of any election of remedies or other action or inaction by any Secured Party (including commencement or completion of any judicial proceeding or nonjudicial sale or other action in respect of collateral security for any of the Secured Obligations), which results in denial or impairment of the right of any Secured Party to seek a deficiency against the Issuer or any other Person or which otherwise discharges or impairs any of the Secured Obligations.

12.     Assignment.

All rights of the 1.25 Lien Collateral Agent under this Agreement shall inure to the benefit of its successors and assigns. All obligations of each Pledgor shall bind its successors and assigns; provided, however, that no Pledgor may assign or transfer any of its rights and obligations hereunder or any interest herein, and any such purported assignment or transfer shall be null and void.

13.     Severability.

Any provision (or portion thereof) of this Agreement which shall be held invalid or unenforceable shall be ineffective without invalidating the remaining provisions hereof (or portions thereof).

14.     Governing Law.

This Agreement and the rights and obligations of the parties under this Agreement shall be governed by, and construed and interpreted in accordance with, the Law of the State of New York.

15.     Notices.

All notices, requests, demands, directions and other communications (collectively, “notices”) given to or made upon any party hereto under the provisions of this Agreement shall be given or made as set forth in Section 13.3 of the Indenture and the related provisions of any other applicable Noteholder Document, and the Pledgors (in their capacity as Pledgors and in their capacity as Companies) shall simultaneously send to the 1.25 Lien Collateral Agent any notices such Pledgor or such Company delivers to each other regarding any of the Pledged Collateral.

16.     Specific Performance.

Each Pledgor acknowledges and agrees that, in addition to the other rights of the 1.25 Lien Collateral Agent hereunder and under the other Noteholder Documents, because the 1.25 Lien Collateral Agent’s remedies at law for failure of any Pledgor to comply with the provisions hereof relating to the 1.25 Lien Collateral Agent’s rights (i) to inspect the books and records related to the Pledged Collateral, (ii) to receive the various notifications any Pledgor is required to deliver hereunder, (iii) to obtain copies of agreements and documents as provided herein with respect to the Pledged Collateral, (iv) to enforce the provisions hereof pursuant to which any Pledgor has appointed the 1.25 Lien Collateral Agent its attorney-in-fact and (v) to enforce the 1.25 Lien Collateral Agent’s remedies hereunder, would be inadequate and that any such failure would not be adequately compensable in damages, such Pledgor agrees that each such provision hereof may be specifically enforced, subject to the First Lien Intercreditor Agreement and the Collateral Agency Agreement.

17.     Voting Rights in Respect of the Pledged Collateral.

So long as no Event of Default shall occur and be continuing under the Indenture or any other applicable Noteholder Document, each Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the other Noteholder Documents; provided, however, that such Pledgor will not exercise or will refrain from exercising any such voting and other consensual right pertaining to the Pledged Collateral, as the case may be, if such action would have a material adverse effect on the value of any Pledged Collateral. At any time and from time to time, after and during the continuation of an Event of Default, no Pledgor shall be permitted to exercise any of its respective voting and other consensual rights whatsoever pertaining to the Pledged Collateral or any part thereof; provided, however, in addition to the other rights with respect to the Pledged Collateral granted to the 1.25 Lien Collateral Agent or any other Secured Party hereunder, at any time and from time to time, after and during the continuation of an Event of Default and subject to the provisions of the First Lien Intercreditor Agreement, the Collateral Agency Agreement, and any other intercreditor agreement entered into in connection with Indebtedness permitted under the Indenture and any other applicable Noteholder Document, the 1.25 Lien Collateral Agent may exercise any and all voting and other consensual rights of each and every Pledgor pertaining to the Pledged Collateral or any part thereof. The 1.25 Lien Collateral Agent shall endeavor to provide the Issuer with notice at or about the time of the exercise by 1.25 Lien Collateral Agent of the voting or other consensual rights of such Pledgor pertaining to the Pledged Collateral, provided that the failure to provide such notice shall not in any way compromise or adversely affect the exercise of 1.25 Lien Collateral Agent’s rights or remedies hereunder. Without limiting the generality of the foregoing and in addition thereto, Pledgors shall not vote to enable, or take any other action to permit, any Company to: (i) issue any other ownership interests of any nature or to issue any other securities, investment property or other ownership interests convertible into or granting the right to purchase or exchange for any other ownership interests of any nature of any such Company, except as permitted by the Indenture and any other applicable Noteholder Document; or (ii) enter into any agreement or undertaking restricting the right or ability of such Pledgor or the 1.25 Lien Collateral Agent to sell, assign or transfer any of the Pledged Collateral without the 1.25 Lien Collateral Agent’s prior written consent, except as permitted by the Indenture and any other applicable Noteholder Document.

18.     Consent to Jurisdiction.

Each Pledgor (as a Pledgor and as a Company) hereby irrevocably and unconditionally:

(a)     submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Noteholder Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b)     consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)     agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Pledgor at its address referred to in Section 8.02 of the Security Agreement or at such other address of which the 1.25 Lien Collateral Agent shall have been notified pursuant thereto;

(d)     agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e)     waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

19.     Waiver of Jury Trial.

EXCEPT AS PROHIBITED BY LAW, EACH PLEDGOR (AS A PLEDGOR AND AS A COMPANY), EACH OF THE COMPANIES AND THE 1.25 LIEN COLLATERAL AGENT, ON BEHALF OF ITSELF, THE TRUSTEE AND THE JOINT FIRST LIEN COLLATERAL AGENT, HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY A JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER DOCUMENTS OR TRANSACTIONS RELATING THERETO.

20.     Entire Agreement; Amendments.

(a)     This Agreement and the other Noteholder Documents constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements relating to a grant of a security interest in the Pledged Collateral by any Pledgor to the 1.25 Lien Collateral Agent in relation to the Secured Obligations.

(b)     Except as expressly provided in (i) Section 9.1 of the Indenture with respect to the Secured Notes, (ii) Section 9 with respect to additional Pledgors, (iii) Section 21 with respect to the release of Pledgors and Companies, (iv) Section 11.4 of the Indenture and (v) Section 8.01 of the Security Agreement, this Agreement may not be amended or supplemented except by a writing signed by the 1.25 Lien Collateral Agent and the Pledgors.

21.     Release of Related Collateral and Equity.

At any time after the initial execution and delivery of this Agreement to the 1.25 Lien Collateral Agent, the Pledgors and their respective Pledged Collateral, the Companies and JV Holding Companies may be released from this Agreement in accordance with and pursuant to Section 11.4 of the Indenture and the comparable provisions of any other applicable Noteholder Documents, or at the times and to the extent required by the First Lien Intercreditor Agreement and the Collateral Agency Agreement. No notice of such release of any Pledgor or such Pledgor’s Pledged Collateral shall be required to be given to any other Pledgor and each Pledgor hereby consents thereto.

22.     Counterparts; Electronic Transmission of Signatures.

This Agreement may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument. Each Pledgor acknowledges and agrees that a telecopy or electronic (i.e., “e-mail” or “portable document folio” (“pdf”)) transmission to the 1.25 Lien Collateral Agent of the signature pages hereof purporting to be signed on behalf of any Pledgor shall constitute effective and binding execution and delivery hereof by such Pledgor.

23.     Construction.

The rules of construction contained in Section 1.2 of the Indenture and the comparable provisions of any other applicable Noteholder Documents apply to this Agreement.

24.     Waiver of Restrictions.

Each Pledgor agrees that any restriction on transfer (if any) of the Pledged Collateral contained in the organizational documents to which such Pledgor is a party, is hereby waived, and further agrees that any such restriction does not apply to the grant of security interest made hereunder or to any transfer of the Pledged Collateral to a Secured Party or any third party in connection with an exercise of remedies hereunder.

25.     First Lien Intercreditor Agreement and the Collateral Agency Agreement.

Notwithstanding anything herein to the contrary, the lien and security interest granted to the 1.25 Lien Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the 1.25 Lien Collateral Agent hereunder are subject to the provisions of the First Lien Intercreditor Agreement and the Collateral Agency Agreement. In the event of any conflict between the terms of the First Lien Intercreditor Agreement and the Collateral Agency Agreement on the one hand, and this Agreement, on the other hand, the terms of the First Lien Intercreditor Agreement and the Collateral Agency Agreement shall govern.

26.     1.25 Lien Collateral Agent Privileges, Powers and Immunities.

In the performance of its obligations, powers and rights hereunder, the 1.25 Lien Collateral Agent shall be entitled to the rights, benefits, privileges, powers and immunities afforded to it as 1.25 Lien Collateral Agent under the Indenture, the applicable Noteholder Document and the Collateral Agency Agreement. The 1.25 Lien Collateral Agent shall take or refrain from taking any discretionary action or exercise any discretionary powers set forth in this Agreement in accordance with, and subject to, the Indenture and applicable Noteholder Document (it being understood and agreed that the actions and directions set forth in Section 9.1 of the Indenture are not discretionary) and the Collateral Agency Agreement. Notwithstanding anything to the contrary contained herein and notwithstanding anything contained in Section 9-207 of the New York UCC, the 1.25 Lien Collateral Agent shall have no responsibility for the creation, perfection, priority, sufficiency or protection of any liens securing Secured Obligations (including, but not limited to, no obligation to prepare, record, file, re-record or re-file any financing statement, continuation statement or other instrument in any public office). The permissive rights and authorizations of the 1.25 Lien Collateral Agent hereunder shall not be construed as duties. The 1.25 Lien Collateral Agent shall be entitled to exercise its powers and duties hereunder through designees, specialists, experts or other appointees selected by it with due care and shall not be liable for the negligence or misconduct of such appointees. The 1.25 Lien Collateral Agent shall be under no obligation to take any action toward the enforcement of this Agreement, whether on its own motion or on the request of any other Person, which in the opinion of the 1.25 Lien Collateral Agent may involve loss, liability or expense to it, unless the Company or one or more Secured Parties shall offer and furnish security or indemnity, reasonably satisfactory to the 1.25 Lien Collateral Agent, against such loss, liability and expense to the 1.25 Lien Collateral Agent.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

WILMINGTON TRUST, NATIONAL ASSOCIATION, as 1.25 Lien Collateral Agent

By:	/s/ Nedine P. Sutton
Name: Nedine P. Sutton
Title: Vice President

[Signature Page to Pledge Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Joint First Lien Collateral Agent

By:	/s/ Nedine P. Sutton
Name: Nedine P. Sutton
Title: Vice President

[Signature Page to Pledge Agreement]

Pledgors:

K. HOVNANIAN ENTERPRISES, INC.

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Vice President, Finance and Treasurer

HOVNANIAN ENTERPRISES, INC.

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Vice President, Finance and Treasurer

K. HOV IP, II, INC.

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Chief Executive Officer and Treasurer

ON BEHALF OF EACH OTHER ENTITY NAMED IN SCHEDULE A HERETO

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Vice President

[Signature Page to Pledge Agreement]

SCHEDULE A

TO

PLEDGE AGREEMENT

2700 EMPIRE, LLC

AMBER RIDGE, LLC

ARBOR TRAILS, LLC

BUILDER SERVICES NJ, L.L.C.

BUILDER SERVICES PA, L.L.C.

EASTERN NATIONAL ABSTRACT, INC.

EASTERN NATIONAL TITLE AGENCY ARIZONA, LLC

EASTERN NATIONAL TITLE AGENCY FLORIDA, LLC

EASTERN NATIONAL TITLE AGENCY ILLINOIS, LLC

EASTERN NATIONAL TITLE AGENCY MARYLAND, LLC

EASTERN NATIONAL TITLE AGENCY VIRGINIA, INC.

EASTERN NATIONAL TITLE AGENCY, INC.

F&W MECHANICAL SERVICES, L.L.C.

GLENRISE GROVE, L.L.C.

GTIS-HOV DULLES PARKWAY PARENT LLC

GTIS-HOV FESTIVAL LAKES LLC

GTIS-HOV GREENFIELD CROSSING PARENT LLC

GTIS-HOV HOLDINGS LLC

GTIS-HOV POSITANO LLC

GTIS-HOV RANCHO 79 LLC

GTIS-HOV RESIDENCES AT DULLES PARKWAY LLC

GTIS-HOV RESIDENCES AT GREENFIELD CROSSING LLC

GTIS-HOV VILLAGES AT PEPPER MILL LLC

GTIS-HOV WARMINSTER LLC

HOMEBUYERS FINANCIAL SERVICES, L.L.C.

HOMEBUYERS FINANCIAL USA, LLC

HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.

HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP, L.L.C.

HOVSITE CATALINA LLC

HOVSITE CHURCHILL CLUB LLC

HOVSITE CIDER GROVE LLC

HOVSITE FIRENZE LLC

HOVSITE GREENWOOD MANOR LLC

HOVSITE HUNT CLUB LLC

HOVSITE IRISH PRAIRIE LLC

HOVSITE LIBERTY LAKES LLC

HOVSITE MONTEVERDE 1 & 2 LLC

HOVSITE MONTEVERDE 3 & 4 LLC

HOVSITE PROVIDENCE LLC

HOVSITE SOUTHAMPTON LLC

K. HOVNANIAN ABERDEEN, LLC

K. HOVNANIAN ACQUISITIONS, INC.

K. HOVNANIAN AMBER GLEN, LLC

K. HOVNANIAN ARIZONA NEW GC, LLC

K. HOVNANIAN ARIZONA OLD GC, LLC

K. HOVNANIAN ASBURY POINTE, LLC

K. HOVNANIAN ASPIRE AT BELLEVUE RANCH, LLC

K. HOVNANIAN ASPIRE AT MORRIS WOODS, LLC

K. HOVNANIAN ASPIRE AT RIVER TERRACE, LLC

K. HOVNANIAN ASPIRE AT WATERSTONE, LLC

K. HOVNANIAN AT 23 NORTH, LLC

K. HOVNANIAN AT 240 MISSOURI, LLC

K. HOVNANIAN AT ACACIA PLACE, LLC

K. HOVNANIAN AT AIRE ON MCDOWELL, LLC

K. HOVNANIAN AT ALEXANDER LAKES, LLC

K. HOVNANIAN AT ALISO, LLC

K. HOVNANIAN AT ALLENTOWN, L.L.C.

K. HOVNANIAN AT AMBERLEY WOODS, LLC

K. HOVNANIAN AT ANDALUSIA, LLC

K. HOVNANIAN AT ASBURY PARK URBAN RENEWAL, LLC

K. HOVNANIAN AT ASHBY PLACE, LLC

K. HOVNANIAN AT ASHLEY POINTE LLC

K. HOVNANIAN AT AUTUMN RIDGE, LLC

K. HOVNANIAN AT AVENIR, LLC

K. HOVNANIAN AT BAKERSFIELD 463, L.L.C.

K. HOVNANIAN AT BALTIC & AEGEAN ASBURY PARK, LLC

K. HOVNANIAN AT BARNEGAT II, L.L.C.

K. HOVNANIAN AT BEACON PARK AREA 129 II, LLC

K. HOVNANIAN AT BEACON PARK AREA 129, LLC

K. HOVNANIAN AT BEACON PARK AREA 137, LLC

K. HOVNANIAN AT BENSEN'S MILL ESTATES, LLC

K. HOVNANIAN AT BLACKSTONE, LLC

K. HOVNANIAN AT BOCA DUNES, LLC

K. HOVNANIAN AT BRADWELL ESTATES, LLC

K. HOVNANIAN AT BRANCHBURG II, LLC

K. HOVNANIAN AT BRANCHBURG, L.L.C.

K. HOVNANIAN AT BRANCHBURG-VOLLERS, LLC

K. HOVNANIAN AT BRENFORD STATION, LLC

K. HOVNANIAN AT BRIDGEWATER I, L.L.C.

K. HOVNANIAN AT BRITTANY MANOR BORROWER, LLC

K. HOVNANIAN AT BRITTANY MANOR, LLC

K. HOVNANIAN AT BURCH KOVE, LLC

K. HOVNANIAN AT CADENCE PARK, LLC

K. HOVNANIAN AT CAMP HILL, L.L.C.

K. HOVNANIAN AT CANTER V, LLC

K. HOVNANIAN AT CAPISTRANO, L.L.C.

K. HOVNANIAN AT CARLSBAD, LLC

K. HOVNANIAN AT CATANIA, LLC

K. HOVNANIAN AT CATON'S RESERVE, LLC

K. HOVNANIAN AT CEDAR GROVE III, L.L.C.

K. HOVNANIAN AT CEDAR LANE ESTATES, LLC

K. HOVNANIAN AT CEDAR LANE, LLC

K. HOVNANIAN AT CHESTERFIELD, L.L.C.

K. HOVNANIAN AT CHRISTINA COURT, LLC

K. HOVNANIAN AT CHURCHILL FARMS LLC

K. HOVNANIAN AT CIELO, L.L.C.

K. HOVNANIAN AT COOSAW POINT, LLC

K. HOVNANIAN AT CORAL LAGO, LLC

K. HOVNANIAN AT DEER RIDGE, LLC

K. HOVNANIAN AT DOMINION CROSSING, LLC

K. HOVNANIAN AT DOYLESTOWN, LLC

K. HOVNANIAN AT DUNELLEN URBAN RENEWAL, LLC

K. HOVNANIAN AT EAGLE HEIGHTS, LLC

K. HOVNANIAN AT EAST BRUNSWICK III, LLC

K. HOVNANIAN AT EAST BRUNSWICK, LLC

K. HOVNANIAN AT EAST WINDSOR, LLC

K. HOVNANIAN AT EDEN TERRACE, L.L.C.

K. HOVNANIAN AT EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT EL DORADO RANCH II, L.L.C.

K. HOVNANIAN AT EL DORADO RANCH, L.L.C.

K. HOVNANIAN AT EMBREY MILL VILLAGE, LLC

K. HOVNANIAN AT EMBREY MILL, LLC

K. HOVNANIAN AT ESTATES AT WHEATLANDS, LLC

K. HOVNANIAN AT ESTATES OF CHANCELLORSVILLE, LLC

K. HOVNANIAN AT ESTATES OF FOX CHASE, LLC

K. HOVNANIAN AT FAIRFIELD RIDGE, LLC

K. HOVNANIAN AT FIDDYMENT RANCH, LLC

K. HOVNANIAN AT FIFTH AVENUE, L.L.C.

K. HOVNANIAN AT FLORENCE I, L.L.C.

K. HOVNANIAN AT FLORENCE II, L.L.C.

K. HOVNANIAN AT FOX PATH AT HAMPTON LAKE, LLC

K. HOVNANIAN AT FRANKLIN II, L.L.C.

K. HOVNANIAN AT FRANKLIN, L.L.C.

K. HOVNANIAN AT FREEHOLD TOWNSHIP III, LLC

K. HOVNANIAN AT FRESNO, LLC

K. HOVNANIAN AT GALLERY, LLC

K. HOVNANIAN AT GALLOWAY RIDGE, LLC

K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.

K. HOVNANIAN AT GILROY 60, LLC

K. HOVNANIAN AT GILROY, LLC

K. HOVNANIAN AT GRANDE PARK, LLC

K. HOVNANIAN AT GREAT NOTCH, L.L.C.

K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.

K. HOVNANIAN AT HAMMOCK BREEZE, LLC

K. HOVNANIAN AT HAMPTON COVE, LLC

K. HOVNANIAN AT HAMPTON LAKE, LLC

K. HOVNANIAN AT HANOVER ESTATES, LLC

K. HOVNANIAN AT HERSHEY'S MILL, INC.

K. HOVNANIAN AT HIDDEN BROOK, LLC

K. HOVNANIAN AT HIDDEN LAKE, LLC

K. HOVNANIAN AT HIGHLAND PARK, LLC

K. HOVNANIAN AT HILLSBOROUGH, LLC

K. HOVNANIAN AT HILLTOP RESERVE II, LLC

K. HOVNANIAN AT HILLTOP RESERVE, LLC

K. HOVNANIAN AT HOLLY RIDGE, LLC

K. HOVNANIAN AT HOWELL FORT PLAINS, LLC

K. HOVNANIAN AT HOWELL II, LLC

K. HOVNANIAN AT HOWELL, LLC

K. HOVNANIAN AT HUDSON POINTE, L.L.C.

K. HOVNANIAN AT HUNTER'S POND, LLC

K. HOVNANIAN AT HUNTFIELD, LLC

K. HOVNANIAN AT INDIAN WELLS, LLC

K. HOVNANIAN AT ISLAND LAKE, LLC

K. HOVNANIAN AT JACKS RUN, LLC

K. HOVNANIAN AT JACKSON I, L.L.C.

K. HOVNANIAN AT JACKSON, L.L.C.

K. HOVNANIAN AT JAEGER RANCH, LLC

K. HOVNANIAN AT LA LAGUNA, L.L.C.

K. HOVNANIAN AT LAKE BURDEN, LLC

K. HOVNANIAN AT LAKE FLORENCE, LLC

K. HOVNANIAN AT LAKE LECLARE, LLC

K. HOVNANIAN AT LAKE RIDGE ESTATES, LLC

K. HOVNANIAN AT LAKES AT NEW RIVERSIDE, LLC

K. HOVNANIAN AT LEE SQUARE, L.L.C.

K. HOVNANIAN AT LENAH WOODS, LLC

K. HOVNANIAN AT LIBERTY HILL FARM, LLC

K. HOVNANIAN AT LILY ORCHARD, LLC

K. HOVNANIAN AT LINK CROSSING, LLC

K. HOVNANIAN AT LITTLE EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LUKE LANDING, LLC

K. HOVNANIAN AT LUNA VISTA, LLC

K. HOVNANIAN AT MADISON SQUARE, LLC

K. HOVNANIAN AT MAGNOLIA PLACE, LLC

K. HOVNANIAN AT MAIN STREET SQUARE, LLC

K. HOVNANIAN AT MALAN PARK, L.L.C.

K. HOVNANIAN AT MANALAPAN CROSSING, LLC

K. HOVNANIAN AT MANALAPAN II, L.L.C.

K. HOVNANIAN AT MANALAPAN III, L.L.C.

K. HOVNANIAN AT MANALAPAN IV, LLC

K. HOVNANIAN AT MANALAPAN RIDGE, LLC

K. HOVNANIAN AT MANALAPAN V, LLC

K. HOVNANIAN AT MANALAPAN VI, LLC

K. HOVNANIAN AT MANTECA, LLC

K. HOVNANIAN AT MAPLE AVENUE, L.L.C.

K. HOVNANIAN AT MAPLE HILL LLC

K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.

K. HOVNANIAN AT MARLBORO VI, L.L.C.

K. HOVNANIAN AT MARYLAND RIDGE, LLC

K. HOVNANIAN AT MEADOWRIDGE VILLAS, LLC

K. HOVNANIAN AT MELANIE MEADOWS, LLC

K. HOVNANIAN AT MELODY FARM, LLC

K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.

K. HOVNANIAN AT MERIDIAN HILLS, LLC

K. HOVNANIAN AT MIDDLE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT MIDDLETOWN III, LLC

K. HOVNANIAN AT MIDDLETOWN, LLC

K. HOVNANIAN AT MILLVILLE II, L.L.C.

K. HOVNANIAN AT MONROE IV, L.L.C.

K. HOVNANIAN AT MONROE NJ II, LLC

K. HOVNANIAN AT MONROE NJ III, LLC

K. HOVNANIAN AT MONROE NJ, L.L.C.

K. HOVNANIAN AT MONTANA VISTA DOBBINS, LLC

K. HOVNANIAN AT MONTANA VISTA, LLC

K. HOVNANIAN AT MONTGOMERY, LLC

K. HOVNANIAN AT MONTVALE II, LLC

K. HOVNANIAN AT MONTVALE, L.L.C.

K. HOVNANIAN AT MORRIS TWP II, LLC

K. HOVNANIAN AT MORRIS TWP, LLC

K. HOVNANIAN AT MUIRFIELD, LLC

K. HOVNANIAN AT MYSTIC DUNES, LLC

K. HOVNANIAN AT NORTH BERGEN. L.L.C.

K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL III, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL IV, L.L.C.

K. HOVNANIAN AT NORTH GROVE CROSSING, LLC

K. HOVNANIAN AT NORTH HILL, LLC

K. HOVNANIAN AT NORTH POINTE ESTATES LLC

K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.

K. HOVNANIAN AT NORTHAMPTON, L.L.C.

K. HOVNANIAN AT NORTHRIDGE ESTATES, LLC

K. HOVNANIAN AT NORTON LAKE LLC

K. HOVNANIAN AT NOTTINGHAM MEADOWS, LLC

K. HOVNANIAN AT OAK POINTE, LLC

K. HOVNANIAN AT OAKLAND, LLC

K. HOVNANIAN AT OCEAN VIEW BEACH CLUB, LLC

K. HOVNANIAN AT OCEANPORT, L.L.C.

K. HOVNANIAN AT OLD BRIDGE II, LLC

K. HOVNANIAN AT OLD BRIDGE, L.L.C.

K. HOVNANIAN AT ORCHARD MEADOWS, LLC

K. HOVNANIAN AT PALM VALLEY, L.L.C.

K. HOVNANIAN AT PARK PASEO, LLC

K. HOVNANIAN AT PARKSIDE, LLC

K. HOVNANIAN AT PARSIPPANY, L.L.C.

K. HOVNANIAN AT PAVILION PARK, LLC

K. HOVNANIAN AT PELHAM'S REACH, LLC

K. HOVNANIAN AT PHILADELPHIA I, L.L.C.

K. HOVNANIAN AT PIAZZA SERENA, L.L.C

K. HOVNANIAN AT PICKETT RESERVE, LLC

K. HOVNANIAN AT PINCKNEY FARM, LLC

K. HOVNANIAN AT PLANTATION LAKES, L.L.C.

K. HOVNANIAN AT POINTE 16, LLC

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL II, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL III, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.

K. HOVNANIAN AT POSITANO, LLC

K. HOVNANIAN AT PRAIRIE POINTE, LLC

K. HOVNANIAN AT QUAIL CREEK, L.L.C.

K. HOVNANIAN AT RANCHO CABRILLO, LLC

K. HOVNANIAN AT RANDALL HIGHLANDS, LLC

K. HOVNANIAN AT RAPHO, L.L.C

K. HOVNANIAN AT RAYMOND FARM, LLC

K. HOVNANIAN AT REDTAIL, LLC

K. HOVNANIAN AT RESERVES AT WHEATLANDS, LLC

K. HOVNANIAN AT RESIDENCE AT DISCOVERY SQUARE, LLC

K. HOVNANIAN AT RETREAT AT MILLSTONE, LLC

K. HOVNANIAN AT RIDGEMONT, L.L.C.

K. HOVNANIAN AT RIVER HILLS, LLC

K. HOVNANIAN AT ROCK LEDGE, LLC

K. HOVNANIAN AT ROCKLAND VILLAGE GREEN, LLC

K. HOVNANIAN AT ROCKY RUN VILLAGE, LLC

K. HOVNANIAN AT RODERUCK, L.L.C.

K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.

K. HOVNANIAN AT SAGEBROOK, LLC

K. HOVNANIAN AT SANTA NELLA, LLC

K. HOVNANIAN AT SAWMILL, INC.

K. HOVNANIAN AT SCOTTSDALE HEIGHTS, LLC

K. HOVNANIAN AT SEABROOK, LLC

K. HOVNANIAN AT SEASONS LANDING, LLC

K. HOVNANIAN AT SHELDON GROVE, LLC

K. HOVNANIAN AT SHREWSBURY, LLC

K. HOVNANIAN AT SIENNA HILLS, LLC

K. HOVNANIAN AT SIERRA VISTA, LLC

K. HOVNANIAN AT SIGNAL HILL, LLC

K. HOVNANIAN AT SILVER LEAF, LLC

K. HOVNANIAN AT SILVER SPRING, L.L.C.

K. HOVNANIAN AT SILVERSTONE G, LLC

K. HOVNANIAN AT SILVERSTONE, LLC

K. HOVNANIAN AT SILVERWOOD GLEN, LLC

K. HOVNANIAN AT SKYE ISLE, LLC

K. HOVNANIAN AT SKYE ON MCDOWELL, LLC

K. HOVNANIAN AT SMITHVILLE, INC.

K. HOVNANIAN AT SOLARE, LLC

K. HOVNANIAN AT SOMERSET, LLC

K. HOVNANIAN AT SOUTH BRUNSWICK II, LLC

K. HOVNANIAN AT SOUTH BRUNSWICK III, LLC

K. HOVNANIAN AT SOUTH BRUNSWICK IV, LLC

K. HOVNANIAN AT SPRING ISLE, LLC

K. HOVNANIAN AT STANTON, LLC

K. HOVNANIAN AT STATION SQUARE, L.L.C.

K. HOVNANIAN AT SUMMERLAKE, LLC

K. HOVNANIAN AT SUNRIDGE PARK, LLC

K. HOVNANIAN AT SUNRISE TRAIL II, LLC

K. HOVNANIAN AT SUNRISE TRAIL III, LLC

K. HOVNANIAN AT TAMARACK SOUTH LLC

K. HOVNANIAN AT TANGLEWOOD OAKS, LLC

K. HOVNANIAN AT TERRA BELLA TWO, LLC

K. HOVNANIAN AT THE BOULEVARDS AT WESTFIELDS, LLC

K. HOVNANIAN AT THE COMMONS AT RICHMOND HILL, LLC

K. HOVNANIAN AT THE HIGHLANDS AT SUMMERLAKE GROVE, LLC

K. HOVNANIAN AT THE MEADOWS 9, LLC

K. HOVNANIAN AT THE MEADOWS, LLC

K. HOVNANIAN AT THE MONARCH, L.L.C.

K. HOVNANIAN AT THE PROMENADE AT BEAVER CREEK, LLC

K. HOVNANIAN AT THOMPSON RANCH, LLC

K. HOVNANIAN AT TOWER HILL, LLC

K. HOVNANIAN AT TOWNES AT COUNTY CENTER, LLC

K. HOVNANIAN AT TRAFFORD PLACE, LLC

K. HOVNANIAN AT TRAIL RIDGE, LLC

K. HOVNANIAN AT TRAMORE LLC

K. HOVNANIAN AT UNION PARK, LLC

K. HOVNANIAN AT UPPER PROVIDENCE, LLC

K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.

K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.

K. HOVNANIAN AT VALLE DEL SOL, LLC

K. HOVNANIAN AT VALLETTA, LLC

K. HOVNANIAN AT VENTANA LAKES, LLC

K. HOVNANIAN AT VERONA ESTATES, LLC

K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT VERRADO CASCINA, LLC

K. HOVNANIAN AT VERRADO MARKETSIDE, LLC

K. HOVNANIAN AT VICTORVILLE, L.L.C.

K. HOVNANIAN AT VILLAGE CENTER, LLC

K. HOVNANIAN AT VILLAGE OF ROUND HILL, LLC

K. HOVNANIAN AT VILLAGES AT COUNTRY VIEW, LLC

K. HOVNANIAN AT VILLAS AT THE COMMONS, LLC

K. HOVNANIAN AT VINEYARD HEIGHTS, LLC

K. HOVNANIAN AT VISTA DEL SOL, L.L.C.

K. HOVNANIAN AT VISTA LAGO, LLC

K. HOVNANIAN AT WADE'S GRANT, L.L.C.

K. HOVNANIAN AT WALDWICK, LLC

K. HOVNANIAN AT WALKERS GROVE, LLC

K. HOVNANIAN AT WALL DONATO, LLC

K. HOVNANIAN AT WALL QUAIL RIDGE, LLC

K. HOVNANIAN AT WARREN TOWNSHIP II, LLC

K. HOVNANIAN AT WARREN TOWNSHIP, L.L.C.

K. HOVNANIAN AT WATERFORD, LLC

K. HOVNANIAN AT WATERSTONE, LLC

K. HOVNANIAN AT WELLSPRINGS, LLC

K. HOVNANIAN AT WEST VIEW ESTATES, L.L.C.

K. HOVNANIAN AT WESTBROOK, LLC

K. HOVNANIAN AT WESTSHORE, LLC

K. HOVNANIAN AT WHEELER RANCH, LLC

K. HOVNANIAN AT WHEELER WOODS, LLC

K. HOVNANIAN AT WHITEMARSH, LLC

K. HOVNANIAN AT WILDWOOD BAYSIDE, L.L.C.

K. HOVNANIAN AT WILLOWSFORD GREENS III, LLC

K. HOVNANIAN AT WOODCREEK WEST, LLC

K. HOVNANIAN AT WOOLWICH I, L.L.C.

K. HOVNANIAN BELDEN POINTE, LLC

K. HOVNANIAN BELMONT RESERVE, LLC

K. HOVNANIAN BUILD ON YOUR LOT DIVISION, LLC

K. HOVNANIAN CA LAND HOLDINGS, LLC

K. HOVNANIAN CALIFORNIA NEW GC, LLC

K. HOVNANIAN CALIFORNIA OLD GC, INC.

K. HOVNANIAN CALIFORNIA REGION, INC.

K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.

K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN CHICAGO DIVISION, INC.

K. HOVNANIAN CLASSICS, L.L.C.

K. HOVNANIAN COMMUNITIES, INC.

K. HOVNANIAN COMPANIES OF ARIZONA, LLC

K. HOVNANIAN COMPANIES OF FLORIDA, LLC

K. HOVNANIAN COMPANIES OF MARYLAND, INC.

K. HOVNANIAN COMPANIES OF NEW YORK, INC.

K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.

K. HOVNANIAN COMPANIES, LLC

K. HOVNANIAN CONSTRUCTION II, INC

K. HOVNANIAN CORNERSTONE FARMS, LLC

K. HOVNANIAN CRAFTBUILT HOMES OF SOUTH CAROLINA, L.L.C.

K. HOVNANIAN CYPRESS CREEK, LLC

K. HOVNANIAN CYPRESS KEY, LLC

K. HOVNANIAN D.C. GROUP, LLC

K. HOVNANIAN DELAWARE DIVISION, INC.

K. HOVNANIAN DELAWARE NEW GC, LLC

K. HOVNANIAN DELAWARE OLD GC, LLC

K. HOVNANIAN DEVELOPMENTS OF D.C., INC.

K. HOVNANIAN DEVELOPMENTS OF GEORGIA, INC.

K. HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.

K. HOVNANIAN DEVELOPMENTS OF NORTH CAROLINA, INC.

K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.

K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.

K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.

K. HOVNANIAN DFW ASCEND AT HIGHTOWER, LLC

K. HOVNANIAN DFW AUBURN FARMS, LLC

K. HOVNANIAN DFW BAYSIDE, LLC

K. HOVNANIAN DFW BELMONT, LLC

K. HOVNANIAN DFW BERKSHIRE II, LLC

K. HOVNANIAN DFW BERKSHIRE, LLC

K. HOVNANIAN DFW BLUFF CREEK, LLC

K. HOVNANIAN DFW CALLOWAY TRAILS, LLC

K. HOVNANIAN DFW CANYON FALLS, LLC

K. HOVNANIAN DFW CARILLON, LLC

K. HOVNANIAN DFW COMMODORE AT PRESTON, LLC

K. HOVNANIAN DFW COURTS AT BONNIE BRAE, LLC

K. HOVNANIAN DFW CREEKSIDE ESTATES II, LLC

K. HOVNANIAN DFW CREEKSIDE ESTATES, LLC

K. HOVNANIAN DFW DIAMOND CREEK ESTATES, LLC

K. HOVNANIAN DFW DIVISION, LLC

K. HOVNANIAN DFW ENCORE OF LAS COLINAS II, LLC

K. HOVNANIAN DFW ENCORE OF LAS COLINAS, LLC

K. HOVNANIAN DFW HARMON FARMS, LLC

K. HOVNANIAN DFW HERITAGE CROSSING, LLC

K. HOVNANIAN DFW HERON POND, LLC

K. HOVNANIAN DFW HIGH POINTE, LLC

K. HOVNANIAN DFW HOMESTEAD, LLC

K. HOVNANIAN DFW INSPIRATION, LLC

K. HOVNANIAN DFW LEXINGTON, LLC

K. HOVNANIAN DFW LIBERTY CROSSING II, LLC

K. HOVNANIAN DFW LIBERTY CROSSING, LLC

K. HOVNANIAN DFW LIBERTY, LLC

K. HOVNANIAN DFW LIGHT FARMS II, LLC

K. HOVNANIAN DFW LIGHT FARMS, LLC

K. HOVNANIAN DFW MAXWELL CREEK, LLC

K. HOVNANIAN DFW MIDTOWN PARK, LLC

K. HOVNANIAN DFW MILRANY RANCH, LLC

K. HOVNANIAN DFW MUSTANG LAKES II, LLC

K. HOVNANIAN DFW MUSTANG LAKES, LLC

K. HOVNANIAN DFW OAKMONT PARK, LLC

K. HOVNANIAN DFW PALISADES, LLC

K. HOVNANIAN DFW PARKSIDE, LLC

K. HOVNANIAN DFW PARKVIEW, LLC

K. HOVNANIAN DFW RICHWOODS, LLC

K. HOVNANIAN DFW RIDGEVIEW, LLC

K. HOVNANIAN DFW SANFORD PARK, LLC

K. HOVNANIAN DFW SEVENTEEN LAKES, LLC

K. HOVNANIAN DFW THE PARKS AT ROSEHILL, LLC

K. HOVNANIAN DFW TRAILWOOD II, LLC

K. HOVNANIAN DFW TRAILWOOD, LLC

K. HOVNANIAN DFW VILLAS AT MUSTANG PARK, LLC

K. HOVNANIAN DFW VILLAS AT THE STATION, LLC

K. HOVNANIAN DFW WATSON CREEK, LLC

K. HOVNANIAN DFW WELLINGTON VILLAS, LLC

K. HOVNANIAN DFW WELLINGTON, LLC

K. HOVNANIAN DFW WILDRIDGE, LLC

K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.

K. HOVNANIAN EDGEBROOK, LLC

K. HOVNANIAN EDISON GROUP, LLC

K. HOVNANIAN ESTATES AT REGENCY, L.L.C.

K. HOVNANIAN ESTATES AT WEKIVA, LLC

K. HOVNANIAN FALLS POINTE, LLC

K. HOVNANIAN FINANCIAL SERVICES GROUP, LLC

K. HOVNANIAN FIRST HOMES, L.L.C.

K. HOVNANIAN FLORIDA NEW GC, LLC

K. HOVNANIAN FLORIDA OLD GC, LLC

K. HOVNANIAN FLORIDA REALTY, L.L.C.

K. HOVNANIAN FOREST LAKES, LLC

K. HOVNANIAN FOREST VALLEY, LLC

K. HOVNANIAN FOUR SEASONS AT CHESTNUT RIDGE, LLC

K. HOVNANIAN GEORGIA NEW GC, LLC

K. HOVNANIAN GEORGIA OLD GC, LLC

K. HOVNANIAN GRAND CYPRESS, LLC

K. HOVNANIAN GRANDEFIELD, LLC

K. HOVNANIAN GREAT WESTERN HOMES, LLC

K. HOVNANIAN HAMPTONS AT OAK CREEK II, L.L.C.

K. HOVNANIAN HIDDEN HOLLOW, LLC

K. HOVNANIAN HIGHLAND RIDGE, LLC

K. HOVNANIAN HOLDINGS NJ, L.L.C.

K. HOVNANIAN HOMES - DFW II, L.L.C.

K. HOVNANIAN HOMES - DFW, L.L.C.

K. HOVNANIAN HOMES AT BROOK MANOR, LLC

K. HOVNANIAN HOMES AT BURKE JUNCTION, LLC

K. HOVNANIAN HOMES AT CREEKSIDE, LLC

K. HOVNANIAN HOMES AT GREENWAY FARM, L.L.C.

K. HOVNANIAN HOMES AT JONES STATION 1, L.L.C.

K. HOVNANIAN HOMES AT KNOLLAC ACRES, LLC

K. HOVNANIAN HOMES AT LEIGH MILL, LLC

K. HOVNANIAN HOMES AT PARKSIDE, LLC

K. HOVNANIAN HOMES AT REEDY CREEK, LLC

K. HOVNANIAN HOMES AT RUSSETT, L.L.C.

K. HOVNANIAN HOMES AT SALT CREEK LANDING, LLC

K. HOVNANIAN HOMES AT SHELL HALL, LLC

K. HOVNANIAN HOMES AT SHENANDOAH SPRINGS, LLC

K. HOVNANIAN HOMES AT ST. JAMES PLACE, LLC

K. HOVNANIAN HOMES AT THE ABBY, LLC

K. HOVNANIAN HOMES AT THE HIGHLANDS, LLC

K. HOVNANIAN HOMES AT THE PADDOCKS, LLC

K. HOVNANIAN HOMES AT THOMPSON'S GRANT, LLC

K. HOVNANIAN HOMES AT WILLOWSFORD GRANGE, LLC

K. HOVNANIAN HOMES AT WILLOWSFORD GRANT II, LLC

K. HOVNANIAN HOMES AT WILLOWSFORD GRANT, LLC

K. HOVNANIAN HOMES AT WILLOWSFORD GREENS, LLC

K. HOVNANIAN HOMES AT WILLOWSFORD NEW, LLC

K. HOVNANIAN HOMES NORTHERN CALIFORNIA, INC.

K. HOVNANIAN HOMES OF D.C., L.L.C.

K. HOVNANIAN HOMES OF DELAWARE I, LLC

K. HOVNANIAN HOMES OF FLORIDA I, LLC

K. HOVNANIAN HOMES OF LONGACRE VILLAGE, L.L.C.

K. HOVNANIAN HOMES OF MARYLAND I, LLC

K. HOVNANIAN HOMES OF MARYLAND II, LLC

K. HOVNANIAN HOMES OF MARYLAND, L.L.C.

K. HOVNANIAN HOMES OF MINNESOTA AT ARBOR CREEK, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT AUTUMN MEADOWS, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT BRYNWOOD, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT CEDAR HOLLOW, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT FOUNDER'S RIDGE, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT HARPERS STREET WOODS, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT OAKS OF OXBOW, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT REGENT'S POINT, LLC

K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.

K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.

K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN HOMES OF VIRGINIA I, LLC

K. HOVNANIAN HOUSTON BAYOU OAKS AT WEST OREM, LLC

K. HOVNANIAN HOUSTON CAMBRIDGE HEIGHTS, LLC

K. HOVNANIAN HOUSTON CITY HEIGHTS, LLC

K. HOVNANIAN HOUSTON CREEK BEND, LLC

K. HOVNANIAN HOUSTON DIVISION, LLC

K. HOVNANIAN HOUSTON DRY CREEK VILLAGE, LLC

K. HOVNANIAN HOUSTON ELDRIDGE PARK, LLC

K. HOVNANIAN HOUSTON GREATWOOD LAKE, LLC

K. HOVNANIAN HOUSTON KATY POINTE, LLC

K. HOVNANIAN HOUSTON LAKES OF BELLA TERRA WEST, LLC

K. HOVNANIAN HOUSTON LAUREL GLEN, LLC

K. HOVNANIAN HOUSTON MAGNOLIA CREEK, LLC

K. HOVNANIAN HOUSTON MIDTOWN PARK I, LLC

K. HOVNANIAN HOUSTON PARK LAKES EAST, LLC

K. HOVNANIAN HOUSTON PARKWAY TRAILS, LLC

K. HOVNANIAN HOUSTON PROPERTY I, LLC

K. HOVNANIAN HOUSTON PROPERTY II, LLC

K. HOVNANIAN HOUSTON RIVER FARMS, LLC

K. HOVNANIAN HOUSTON SUNSET RANCH, LLC

K. HOVNANIAN HOUSTON TERRA DEL SOL, LLC

K. HOVNANIAN HOUSTON THUNDER BAY SUBDIVISION, LLC

K. HOVNANIAN HOUSTON TRANQUILITY LAKE ESTATES, LLC

K. HOVNANIAN HOUSTON WOODSHORE, LLC

K. HOVNANIAN ILLINOIS NEW GC, LLC

K. HOVNANIAN ILLINOIS OLD GC, LLC

K. HOVNANIAN INDIAN TRAILS, LLC

K. HOVNANIAN IVY TRAIL, LLC

K. HOVNANIAN JV HOLDINGS, L.L.C.

K. HOVNANIAN JV SERVICES COMPANY, L.L.C.

K. HOVNANIAN LADUE RESERVE, LLC

K. HOVNANIAN LAKE GRIFFIN RESERVE, LLC

K. HOVNANIAN LAKE PARKER, LLC

K. HOVNANIAN LAKES OF GREEN, LLC

K. HOVNANIAN LANDINGS 40S, LLC

K. HOVNANIAN LEGACY AT VIA BELLA, LLC

K. HOVNANIAN LIBERTY ON BLUFF CREEK, LLC

K. HOVNANIAN MAGNOLIA AT WESTSIDE, LLC

K. HOVNANIAN MANALAPAN ACQUISITION, LLC

K. HOVNANIAN MARYLAND DIVISION, LLC

K. HOVNANIAN MARYLAND REGION, INC.

K. HOVNANIAN MEADOW LAKES, LLC

K. HOVNANIAN MEADOW VIEW AT MOUNTAIN HOUSE, LLC

K. HOVNANIAN MONARCH GROVE, LLC

K. HOVNANIAN MONTCLAIRE ESTATES, LLC

K. HOVNANIAN NEW JERSEY NEW GC, LLC

K. HOVNANIAN NEW JERSEY OLD GC, LLC

K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTHEAST DIVISION, INC.

K. HOVNANIAN NORTHEAST SERVICES, L.L.C.

K. HOVNANIAN NORTHERN CALIFORNIA DIVISION, LLC

K. HOVNANIAN NORTHERN OHIO DIVISION, LLC

K. HOVNANIAN NORTHPOINTE 40S, LLC

K. HOVNANIAN NORTON PLACE, LLC

K. HOVNANIAN OCOEE LANDINGS, LLC

K. HOVNANIAN OF HOUSTON II, L.L.C.

K. HOVNANIAN OF HOUSTON III, L.L.C.

K. HOVNANIAN OHIO NEW GC, LLC

K. HOVNANIAN OHIO OLD GC, LLC

K. HOVNANIAN OHIO REALTY, L.L.C.

K. HOVNANIAN OHIO REGION, INC.

K. HOVNANIAN OPERATIONS COMPANY, INC.

K. HOVNANIAN ORLANDO DIVISION, LLC

K. HOVNANIAN OSPREY RANCH, LLC

K. HOVNANIAN PA REAL ESTATE, INC.

K. HOVNANIAN PARKVIEW AT STERLING MEADOWS, LLC

K. HOVNANIAN PENNSYLVANIA BUILD ON YOUR LOT DIVISION, LLC

K. HOVNANIAN PENNSYLVANIA NEW GC, LLC

K. HOVNANIAN PENNSYLVANIA OLD GC, LLC

K. HOVNANIAN PHOENIX DIVISION, INC.

K. HOVNANIAN PHOENIX GROUP, LLC

K. HOVNANIAN PINEWOOD RESERVE, LLC

K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.

K. HOVNANIAN PRESERVE AT TURTLE CREEK LLC

K. HOVNANIAN PROPERTIES OF RED BANK, LLC

K. HOVNANIAN REDFERN TRAILS, LLC

K. HOVNANIAN REYNOLDS RANCH, LLC

K. HOVNANIAN RIVENDALE, LLC

K. HOVNANIAN RIVERSIDE, LLC

K. HOVNANIAN RIVINGTON, LLC

K. HOVNANIAN SAN SEBASTIAN, LLC

K. HOVNANIAN SCHADY RESERVE, LLC

K. HOVNANIAN SERENO, LLC

K. HOVNANIAN SHERWOOD AT REGENCY, LLC

K. HOVNANIAN SOUTH CAROLINA NEW GC, LLC

K. HOVNANIAN SOUTH CAROLINA OLD GC, LLC

K. HOVNANIAN SOUTH FORK, LLC

K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN SOUTHEAST COASTAL DIVISION, INC.

K. HOVNANIAN SOUTHEAST FLORIDA DIVISION, LLC

K. HOVNANIAN SOUTHERN CALIFORNIA DIVISION, LLC

K. HOVNANIAN SOUTHERN NEW JERSEY, L.L.C.

K. HOVNANIAN STERLING RANCH, LLC

K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.

K. HOVNANIAN T&C HOMES AT FLORIDA, L.L.C.

K. HOVNANIAN T&C HOMES AT ILLINOIS, L.L.C.

K. HOVNANIAN TERRALARGO, LLC

K. HOVNANIAN TEXAS OPERATIONS NEW, LLC

K. HOVNANIAN TEXAS OPERATIONS OLD, LLC

K. HOVNANIAN TIMBRES AT ELM CREEK, LLC

K. HOVNANIAN UNION PARK, LLC

K. HOVNANIAN VENTURE I, L.L.C.

K. HOVNANIAN VILLAGE GLEN, LLC

K. HOVNANIAN VIRGINIA DIVISION, INC.

K. HOVNANIAN VIRGINIA NEW GC, LLC

K. HOVNANIAN VIRGINIA OLD GC, INC.

K. HOVNANIAN WATERBURY, LLC

K. HOVNANIAN WEST VIRGINIA BUILD ON YOUR LOT DIVISION, LLC

K. HOVNANIAN WEST VIRGINIA NEW GC, LLC

K. HOVNANIAN WEST VIRGINIA OLD GC, LLC

K. HOVNANIAN WHITE ROAD, LLC

K. HOVNANIAN WINDING BAY PRESERVE, LLC

K. HOVNANIAN WINDWARD HOMES, LLC

K. HOVNANIAN WOODLAND POINTE, LLC

K. HOVNANIAN WOODRIDGE PLACE, LLC

K. HOVNANIAN'S ASPIRE AT UNION VILLAGE, LLC

K. HOVNANIAN'S COVE AT ASBURY PARK, LLC

K. HOVNANIAN'S FOUR SEASONS AT BAKERSFIELD, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT BAYMONT FARMS L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT BEAUMONT, LLC

K. HOVNANIAN'S FOUR SEASONS AT BELLA VISTA, LLC

K. HOVNANIAN'S FOUR SEASONS AT BELLE TERRE, LLC

K. HOVNANIAN'S FOUR SEASONS AT BRIARGATE, LLC

K. HOVNANIAN'S FOUR SEASONS AT CAROLINA OAKS, LLC

K. HOVNANIAN'S FOUR SEASONS AT COLTS FARM, LLC

K. HOVNANIAN'S FOUR SEASONS AT KENT ISLAND II, LLC

K. HOVNANIAN'S FOUR SEASONS AT LOS BANOS, LLC

K. HOVNANIAN'S FOUR SEASONS AT MALIND BLUFF, LLC

K. HOVNANIAN'S FOUR SEASONS AT MORENO VALLEY, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT NEW KENT VINEYARDS, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT NEW LENOX, LLC

K. HOVNANIAN'S FOUR SEASONS AT PALM SPRINGS, LLC

K. HOVNANIAN'S FOUR SEASONS AT RUSH CREEK II, LLC

K. HOVNANIAN'S FOUR SEASONS AT RUSH CREEK, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT SILVER MAPLE FARM, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT ST. MARGARETS LANDING, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT THE MANOR II, LLC

K. HOVNANIAN'S FOUR SEASONS AT THE MANOR, LLC

K. HOVNANIAN'S FOUR SEASONS AT VIRGINIA CROSSING, LLC

K. HOVNANIAN'S PARKSIDE AT TOWNGATE, L.L.C.

K. HOVNANIAN'S PROSPECT PLACE AT MORRISTOWN, LLC

K. HOVNANIAN'S SONATA AT THE PRESERVE, LLC

K. HOVNANIAN'S VERANDA AT RIVERPARK II, LLC

K. HOVNANIAN'S VERANDA AT RIVERPARK, LLC

K. HOVNANIAN'S WOODLANDS AT FREEHOLD, LLC

KHH SHELL HALL LOAN ACQUISITION, LLC

KHOV WINDING BAY II, LLC

LANDARAMA, INC.

LINKS AT CALUSA SPRINGS, LLC

M & M AT MONROE WOODS, L.L.C.

M&M AT CHESTERFIELD, L.L.C.

M&M AT CRESCENT COURT, L.L.C.

M&M AT WEST ORANGE, L.L.C.

MATZEL & MUMFORD AT EGG HARBOR, L.L.C.

MCNJ, INC.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF PENNSYLVANIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF WEST VIRGINIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.

MM-BEACHFRONT NORTH I, LLC

NEW HOME REALTY, LLC

PARK TITLE COMPANY, LLC

PINE AYR, LLC

RIDGEMORE UTILITY L.L.C.

ROUTE 1 AND ROUTE 522, L.L.C.

SEABROOK ACCUMULATION CORPORATION

SHELL HALL CLUB AMENITY ACQUISITION, LLC

SHELL HALL LAND ACQUISITION, LLC

STONEBROOK HOMES, INC.

TERRAPIN REALTY, L.L.C.

THE MATZEL & MUMFORD ORGANIZATION, INC

TRAVERSE PARTNERS, LLC

WASHINGTON HOMES, INC.

WTC VENTURES, L.L.C.

SCHEDULE B

Actions to Perfect

1.

With respect to each Pledgor organized under the laws of the state of Arizona as identified on Schedule 1(a) or Schedule 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the Arizona Secretary of State.

2.

With respect to each Pledgor organized under the laws of the state of California as identified on Schedule 1(a) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the California Secretary of State.

3.

With respect to each Pledgor organized under the laws of the state of Delaware as identified on Schedule 1(a) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the Delaware Secretary of State.

4.

With respect to each Pledgor organized under the laws of the District of Columbia as identified on Schedule 1(a) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the District of Columbia Recorder of Deeds.

5.

With respect to each Pledgor organized under the laws of the state of Florida as identified on Schedule 1(a) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the Florida Secured Transaction Registry.

6.

With respect to each Pledgor organized under the laws of the state of Georgia as identified on Schedule 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the Office of the Clerk of Superior Court of any County of Georgia.

7.

With respect to each Pledgor organized under the laws of the state of Illinois as identified on Schedule 1(a) or Schedule 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the Illinois Secretary of State.

8.

With respect to each Pledgor organized under the laws of the state of Kentucky as identified on Schedule 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the Kentucky Secretary of State.

9.

With respect to each Pledgor organized under the laws of the state of Maryland as identified on Schedule 1(a) or Schedule 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the Maryland State Department of Assessments and Taxation.

10.

With respect to each Pledgor organized under the laws of the state of Minnesota as identified on Schedule 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the Minnesota Secretary of State.

11.

With respect to each Pledgor organized under the laws of the state of New Jersey as identified on Schedule 1(a) or Schedule 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the New Jersey Division of Commercial Recording.

12.

With respect to each Pledgor organized under the laws of the state of New York as identified on Schedule 1(a) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the New York Secretary of State.

13.

With respect to each Pledgor organized under the laws of the state of North Carolina as identified on Schedule 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the North Carolina Secretary of State.

14.

With respect to each Pledgor organized under the laws of the state of Ohio as identified on Schedule 1(a) or Schedule 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the Ohio Secretary of State.

15.

With respect to each Pledgor organized under the laws of the state of Pennsylvania as identified on Schedule 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the Pennsylvania Secretary of the Commonwealth.

16.

With respect to each Pledgor organized under the laws of the state of South Carolina as identified on Schedule 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the South Carolina Secretary of State.

17.

With respect to each Pledgor organized under the laws of the state of Texas as identified on Schedule 1(a) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the Texas Secretary of State.

18.

With respect to each Pledgor organized under the laws of the state of Virginia as identified on Schedule 1(a) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the Virginia State Corporation Commission.

19.

With respect to each Pledgor organized under the laws of the state of West Virginia as identified on Schedule 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the West Virginia Secretary of State.

20.

With respect to the Pledged Collateral (as defined in the Pledge Agreement (as defined in the Indenture)) constituting certificated securities, delivery of the certificates representing such Pledged Collateral to the Joint First Lien Collateral Agent pursuant to the Pledge Agreement in registered form, indorsed in blank, by an effective endorsement or accompanied by undated stock powers with respect thereto duly indorsed in blank by an effective endorsement.